UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 26, 2025

Johnson & Johnson

(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza , New Brunswick, New Jersey 08933

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
3.200% Notes Due June 2032	JNJ32	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange
3.350% Notes Due June 2036	JNJ36A	New York Stock Exchange
3.550% Notes Due June 2044	JNJ44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 26, 2025, Johnson & Johnson (the “Company”) completed the previously announced public offerings of the following:

(1)	€600,000,000 aggregate principal amount of 2.700% Notes due 2029 (the “2029 Notes”);

(2)	€700,000,000 aggregate principal amount of 3.050% Notes due 2033 (the “2033 Notes”);

(3)	€1,000,000,000 aggregate principal amount of 3.350% Notes due 2037 (the “2037 Notes”);

(4)	€700,000,000 aggregate principal amount of 3.600% Notes due 2045 (the “2045 Notes”); and

(5)	€1,000,000,000 aggregate principal amount of 3.700% Notes due 2055 (the “2055 Notes” and, together with the 2029 Notes, the 2033 Notes, the 2037 Notes and the 2045 Notes, the “Notes”);

under the Company’s Registration Statement on Form S-3, Reg. No. 333-269836.

In connection with the offering of the Notes, the Company entered into an underwriting agreement on February 19, 2025, which is filed as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC and the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The Underwriting Agreement incorporates the Underwriting Agreement Standard Provisions (Debt), dated February 18. 2025, which is filed as Exhibit 1.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 19, 2025, among Johnson & Johnson and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC and the several Underwriters named therein.

1.2	Underwriting Agreement Standard Provisions (Debt) dated February 18, 2025 (Incorporated by reference to Exhibit 1.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 20, 2025).

4.1	Company Order establishing the terms of the Notes.

4.2	Form of 2.700% Notes due 2029.

4.3	Form of 3.050% Notes due 2033.

4.4	Form of 3.350% Notes due 2037.

4.5	Form of 3.600% Notes due 2045.

4.6	Form of 3.700% Notes due 2055.

5.1	Opinion of Weil, Gotshal & Manges LLP.

5.2	Opinion of Troutman Pepper Locke LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.2 of this Current Report on Form 8-K).

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON & JOHNSON (Registrant)

Date: February 26, 2025	By:	/s/ Marc Larkins
Marc Larkins
Corporate Secretary